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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: MAY 25, 2001


                              INTERSIL CORPORATION
               (Exact name of registrant as specified in charter)


        DELAWARE                   000-29617                   59-3590018
 (State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


       7585 Irvine Center Drive Suite 100 Irvine, California     92618
          (Address of Principal Executive Offices)             (Zip Code)


                                (949) 341-7000
             (Registrant's telephone number, including area code)

                                      N/A
                 (Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

        Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the text of Intersil Corporation's announcement discussing the corporation's name change.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            99.1    Press Release issued by the Company on June 8, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTERSIL CORPORATION


Date: June 11, 2001                    By: /s/ DANIEL J. HENEGHAN
                                           ----------------------
                                               Daniel J. Heneghan
                                               Vice President, Chief Financial
                                                Officer and Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit No.                       Description
   99.1          Press Release issued by the Company on June 8, 2001.